UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                December 29, 2005

                          ----------------------------

                       Applied Spectrum Technologies, Inc.
               (Exact name of registrant as specified in charter)

                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


                0-16397                             41-2185030
       (Commission File Number)            (IRS Employer Identification No.)

                       936A Beachland Boulevard, Suite 13
                              Vero Beach, FL 32963
                         (Address of Principal Executive
                              Offices and zip code)

                                 (772) 231-7544
                             (Registrant's telephone
                          number, including area code)

                                65 Norwood Avenue
                            Upper Montclair, NJ 07043
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01  Entry into a Material Definitive Agreement.

      On December 14, 2005, Norwood Venture Corp., a Delaware corporation ("Norwood") entered into a Securities Purchase Agreement with KI Equity Partners III, LLC, a Delaware limited liability company ("KI Equity"), as amended (the "Purchase Agreement") under which KI Equity agreed to purchase and Norwood agreed to sell an aggregate of 2,281,302 shares of common stock ("Shares") of Applied Spectrum Technologies, Inc., a Delaware corporation ("Applied", "Company", "we", "us", or "our"), representing approximately 77.2% of our outstanding shares of common stock, to KI Equity at a price of $175,000. Mark R. Littell was the former Chief Executive Officer and Chief Financial Officer of Applied and is the President and controlling stockholder of Norwood.

      Applied is currently a shell company with nominal assets whose sole business has been to identify, evaluate and investigate various operating companies to complete a business combination. Our board of directors approved sale of Norwood's controlling interest in Applied to KI Equity as it believes KI Equity and Applied's new management will be better able to recover some value for Applied's stockholders by the adoption and implementation of a plan to seek, investigate and, if the results of such investigation warrants, effect a reverse merger transaction pursuant to which Applied would acquire a target company with an operating business with the intent of continuing the acquired company's business as a publicly held entity.

      The closing of the transactions under the Purchase Agreement occurred on December 29, 2005 ("Closing"). Immediately prior to the Closing, Norwood and Mark R. Littell entered into a release agreement with Applied ("Release Agreement") under which Mark R. Littell and Norwood agreed to release Applied from any and all debts and obligations owed by Applied to Mark R. Littell and Norwood and its affiliated companies, subsidiaries and controlling persons. The Release Agreement is attached as an Exhibit to this Current Report.

      Immediately following the Closing, Applied has 2,953,941 shares of common stock outstanding. KI Equity owns 2,281,302 shares of Applied's common stock, or approximately 77.2% of the outstanding shares.

      Effective as of the Closing, Kevin R. Keating was appointed President, Secretary, Treasurer and a director of Applied. Concurrently, the principal executive office of Applied was moved to 936A Beachland Boulevard, Suite 13, Vero Beach, FL 32963.

      The Purchase Agreement contemplates that Mark R. Littell will continue as a director of Applied following the Closing until such time as we comply with
Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 promulgated under the Exchange Act. The information statement under Rule 14f-1 was filed with the SEC on December 15, 2005 and mailed to stockholders on December 19, 2005. As such, Mark R. Littell is expected to submit his resignation as a director of Applied after the Closing and effective on the eleventh day following the filing and mailing of the information statement.

      There will be a change of control of Applied only upon Mark R. Littell's resignation as a director becoming effective. Mark R. Littell has indicated his intent to resign as a director effective on the eleventh day following the filing and mailing of the information statement. We intend to report the resignation of Mark R. Littell as a director of Applied and the resulting change of control of Applied on a Current Report on Form 8-K once such resignation and change of control become effective.

      Other than the transactions and agreements disclosed in this Form 8-K, Applied knows of no other arrangements which may result in a change in control of Applied.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Effective as of the Closing, Mark R. Littell resigned as Chief Executive Officer and Chief Financial Officer of Applied. These resignations were not as a result of any disagreement between Applied and any of the resigning officers.

      Effective as of the Closing, Kevin R. Keating was appointed President, Secretary, Treasurer and a director of Applied.

      Mr. Keating is an investment executive and for the past nine years has been the Branch Manager of the Vero Beach, Florida, office of Brookstreet Securities Corporation. Brookstreet is a full-service, national network of independent investment professionals. Mr. Keating services the investment needs of private clients with special emphasis on equities. For more than 35 years, he has been engaged in various aspects of the investment brokerage business. Mr. Keating began his Wall Street career with the First Boston Company in New York in 1965. From 1967 through 1974, he was employed by several institutional research boutiques where he functioned as Vice President Institutional Equity Sales. From 1974 until 1982, Mr. Keating was the President and Chief Executive Officer of Douglas Stewart, Inc., a New York Stock Exchange member firm. Since 1982, he has been associated with a variety of firms as a registered representative servicing the needs of individual investors. Mr. Keating is 64 years of age.

      As of the date of this Report, Applied has not entered into any agreements to compensate, nor has it paid any compensation to, Mr. Keating for any services rendered or to be rendered by him as an officer or director of Applied. However, it is expected that Mr. Keating will be compensated for his services rendered and to be rendered to Applied.

Item 9.01  Financial Statements and Exhibits.

      (a)   Financial statements of business acquired. None

      (b)   Pro forma financial information. None

      (c)   Exhibits.

            10.16 Release Agreement between Applied Spectrum Technologies, Inc.,
                  Norwood Venture Corp. and Mark R. Littell dated December 28, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Applied Spectrum Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        APPLIED SPECTRUM TECHNOLOGIES, INC.


Date:  December 29, 2005                By: /s/ Kevin R. Keating
                                           -------------------------------------
                                           Kevin R. Keating, President

                                  Exhibit Index

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Exhibit     Description of Exhibit
Number
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10.1        Release  Agreement  between  Applied  Spectrum  Technologies,  Inc.,
            Norwood Venture Corp. and Mark R. Littell dated December 28, 2005.

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